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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                                March 16, 1998
        --------------------------------------------------------------
               Date of Report (Date of Earliest Event Reported)


                                Handy & Harman
        --------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       New York                       1-5365               13-5129420
----------------------------     ----------------      ------------------
(State or Other Jurisdiction     (Commission File         (IRS Employer
     of Incorporation)                Number)          Identification No.)


                               250 Park Avenue
                           New York, New York 10177
        --------------------------------------------------------------
            (Address of Principal Executive Offices and Zip Code)


                                (212) 661-2400
        --------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                     N/A
        --------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

     Filed herewith as Exhibit 99.1 is unaudited consolidated financial information (Consolidated Balance Sheet, Consolidated Statement of Income, Consolidated Statement of Cash Flows, Note 1: Retirement Plans and Postretirement Benefits other than Pensions, and Note 2: Debt) of Handy & Harman, a New York corporation (the "Company"), as of December 31, 1997 and 1996 and for each of the years in the three year period ended December 31, 1997 (the "Unaudited Financial Information"). The Unaudited Financial Information does not contain all of the footnote disclosures which are required by generally accepted accounting principles and are being filed herewith to assist WHX Corporation ("WHX") in connection with its proposed financing of the tender offer (the "Offer") by HN Acquisition Corp. ("HN Acquisition"), a wholly owned subsidiary of WHX, for all of the Company's outstanding shares of common stock. The Offer is being made pursuant to WHX's Tender Offer Statement on Schedule 14D-1, filed with the Securities and Exchange Commission (the "Commission") on March 6, 1998, in accordance with the previously announced Agreement and Plan of Merger, by and among the Company, WHX and HN Acquisition.

     The Unaudited Financial Information is subject to normal year-end audit adjustments and does not purport to be complete and is qualified in its entirety by reference to the audited financial statements of the Company, which will be filed by the Company with the Commission as part of its Annual Report on Form 10-K for the year ended December 31, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits.

             99.1 Unaudited Consolidated Financial Information (Consolidated Balance Sheet, Consolidated Statement of Income, Consolidated Statement of Cash Flows, Note 1: Retirement Plans and Postretirement Benefits other than Pensions, and Note 2:
                   Debt) of Handy & Harman as of December 31, 1997 and 1996 and for each of the years in the three year period ended December 31, 1997.

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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 16, 1998

                                   HANDY & HARMAN

                                   By:
                                       ----------------------------------
                                         Paul E. Dixon
                                         Senior Vice President, General Counsel
                                         and Secretary


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                                  EXHIBIT INDEX
                                  -------------


         Exhibit                    Description
         -----------                -----------

         99.1 Unaudited Consolidated Financial Information (Consolidated Balance Sheet, Consolidated Statement of Income, Consolidated Statement of Cash Flows,
                             Note 1: Retirement Plans and Postretirement
                             Benefits other than Pensions, and Note 2: Debt) of Handy & Harman as of December 31, 1997 and 1996 and for each of the years in the three year period ended December 31, 1997.


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